                                                                   Exhibit 3-125
--------------------------------------------------------------------------------

Microfilm Number               Filed with the Department of State on MAR 04 1993

Entry Number 2280549           /s/ [graphic of signature]
                               -------------------------------------------------
                               Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT
                 DSCB:15-1306/2102/2303/2702/2903/7102a(Rev 90)


Indicate type of domestic corporation (check one):

|x| Business-stock (15 Pa. C.S. ss. 1306)                |_| Management (15 Pa.C.S. ss. 2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)             |_| Professional (15 Pa.C.S. ss. 2903)

|_| Business-statutory close (15 Pa. C.S. ss. 2303)      |_| Cooperative (15 Pa. CS. ss. 7102A)



   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is Geri-Med Corp.

2. The (a) address of the corporations's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:


     (a)
        ------------------------------------------------------------------------
        Number and Street       City       State       Zip       County


     (b) c/o:       CT CORPORATION SYSTEM                    Philadelphia
        ------------------------------------------------------------------------
        Name of Commercial Registered Office Provider            County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 10,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is:

     Name                                         Address
     Daniel J. Kennedy          1635 Market Street, Philadelphia, PA 19103
     ---------------------------------------------------------------------------
     Kirk J.Elken               1635 Market Street, Philadelphia, PA 19103
     ---------------------------------------------------------------------------


6. The specific effective date, if any, is

                           -----------------------------------------------------
                             month      day            year         hour, if any

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. l7a et seq.).

DSCB:15-1306/2102/2303/2702/2903/7102A (Rev 90)-2

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 3rd day of March, 1993.

/s/ Daniel J. Kennedy                           /s/ Kirk J. Elken
--------------------------                           ---------------------------
      (signature)                                            (signature)

Microfilm Number               Filed with the Department of State on AUG 03 1998

Entry Number 2280549           /s/ [graphic of signature]
                               -------------------------------------------------
                                       Secretary of the Commonwealth



                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/3506 (Rev 90)


Indicate type of entity (check one):

|x|  Domestic Business Corporation (15 Pa. C.S. ss. 1507)    |_|  Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_|  Foreign Business Corporation (15 Pa. C.S. ss. 4144)     |_|  Domestic Limited Corporation (15 Pa. C.S. ss. 8506)

|_|  Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:


1.   The name of the corporation or limited partnership is Geri-Med Corp.

2. The (a) address of this corporations's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  1635 Market Street, Philadelphia, PA 19103         Philadelphia
        ------------------------------------------------------------------------
        Number and Street             City     State     Zip     County

     (b) c/o: CT Corporation System
        ------------------------------------------------------------------------
          Name of Commercial Registered Office Provider          County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

         101 East State Street, Kennett Square, PA 19348         Chester
        ------------------------------------------------------------------------
        Number and Street       City       State       Zip       County

     (b) The registered office of the corporation or limited partnership shall be provided by:

        c/o:
        ------------------------------------------------------------------------
            Name of Commercial Registered Office Provider         County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2)

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July 1998.

                                         GeriMed Corp
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership

                                         BY: /s/ [graphic of signature]
                                         ---------------------------------------
                                                     (Signature)
                                         TITLE: Vice President Office of the
                                                Chairman and Corporate Secretary